UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2022

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 622-3131
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	URI	NYSE

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amended and Restated
By-Laws
Effective as of May 5, 2022, the Board of Directors of the Company (the “Board”) amended and restated the Company’s
By-Laws
to lower the share ownership threshold on the ability of stockholders to call a special meeting of stockholders from 25% to 15%.
The foregoing description of the amendments to the Company’s
By-Laws
is qualified in all respects by reference to the text of the Company’s Second Amended and Restated
By-Laws,
a copy of which is filed as Exhibit 3.1 to this Current Report on Form
8-K
and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 5, 2022, the Company held its Annual Meeting at which the stockholders voted: (i) upon the election of José B. Alvarez, Marc A. Bruno, Larry D. De Shon, Matthew J. Flannery, Bobby J. Griffin, Kim Harris Jones, Terri L. Kelly, Michael J. Kneeland, Gracia C. Martore and Shiv Singh to the Board for
one-year
terms; (ii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s public accounting firm for the fiscal year ending December 31, 2022; (iii) on an advisory
(non-binding)
basis to approve the compensation of the Company’s named executive officers; (iv) on a Company proposal for special shareholder meeting improvement (amend
By-Laws
to reduce threshold to 15%); and (v) on a stockholder proposal for special shareholder meeting improvement.
The stockholders elected all ten directors, approved the ratification of the appointment of Ernst & Young LLP, approved (on a non-binding
basis) the compensation of the Company’s named executive officers, accepted the Company’s proposal for special shareholder meeting improvement (amend
By-Laws
to reduce threshold to 15%) and rejected a stockholder proposal for special shareholder meeting improvement.
The final voting results for each of the matters submitted to a vote of stockholders at the 2022 annual meeting are set forth below:
Proposal 1. Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
José B. Alvarez	55,974,419	2,364,477	36,945	4,511,566
Marc A. Bruno	57,599,516	738,636	37,689	4,511,566
Larry D. De Shon	58,217,815	119,053	38,973	4,511,566
Matthew J. Flannery	57,880,933	451,202	43,706	4,511,566
Bobby J. Griffin	54,553,118	3,775,052	47,671	4,511,566
Kim Harris Jones	57,508,491	832,231	35,119	4,511,566
Terri L. Kelly	57,686,906	654,042	34,893	4,511,566
Michael J. Kneeland	56,820,521	1,374,916	180,404	4,511,566
Gracia C. Martore	54,893,558	3,439,057	43,226	4,511,566
Shiv Singh	57,551,771	785,790	38,280	4,511,566
Proposal 2. Ratification of Appointment of Public Account Firm.

For	Against	Abstain	Broker Non-Votes
59,914,423	2,933,082	39,902	*

*	Not applicable.
Proposal 3. Advisory Approval of Executive Compensation.

For	Against	Abstain	Broker Non-Votes
53,802,107	4,503,808	69,926	4,511,566

Proposal 4. Company Proposal for Special Shareholder Meeting Improvement (Amend
By-Laws
to Reduce Threshold to 15%)

For	Against	Abstain	Broker Non-Votes
55,920,668	2,395,357	59,816	4,511,566
Proposal 5. Stockholder Proposal for Special Shareholder Meeting Improvement.

For	Against	Abstain	Broker Non-Votes
20,275,380	37,981,776	118,685	4,511,566

Item 9.01	Financial Statements and Exhibits.

3.1	Second Amended and Restated By-Laws of United Rentals, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 5, 2022

UNITED RENTALS, INC.

By:	/s/ Joli L. Gross
Name: Joli L. Gross
Title: Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Joli L. Gross
Name: Joli L. Gross
Title: Senior Vice President, General Counsel and Corporate Secretary